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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K

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                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 2, 2001
                    --------------------------------------
               Date of report (Date of earliest event reported)

                        ASSISTED LIVING CONCEPTS, INC.
            (exact name of registrant as specified in its charter)


           NEVADA                        1-13498                93-1148702
   ----------------------------   ----------------------  ----------------------
  (State or other jurisdiction    Commission File Number     (I.R.S. Employer
of incorporation or organization)                         Identification Number)

         11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
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              (Address of Principal Executive Offices) (Zip Code)

                                (503) 252-6233
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             (Registrant's telephone number, including area code)

                                Not Applicable
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        (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.


     On March 2, 2001, certain subsidiaries of Assisted Living Concepts, Inc. (the "Company") established a $45,000,000 secured credit line with Heller Healthcare Finance, Inc., effective as of February 20, 2001 and guaranteed by the Company. The Company issued a press release on March 8, 2001 announcing the transaction.

     Copies of (a) the Company's press release dated March 8, 2001, (b) the
Loan Agreement, dated as of February 20, 2001, among Heller Healthcare Finance, Inc., as Agent and a Lender, the financial institutions who are or become parties thereto as Lenders, ALC Ohio, Inc., ALC Pennsylvania, Inc., ALC Iowa, Inc., ALC Nebraska, Inc. and ALC New Jersey, Inc., as Borrowers, and the parties who are or become Borrowers thereunder and (c) the Guaranty, dated as of February 20, 2001, by Assisted Living Concepts, Inc., for the benefit of Heller Healthcare Finance, Inc., have been filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
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ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

(a) and (b)    None.

(c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

               10.1 Loan Agreement, dated as of February 20, 2001, among Heller Healthcare Finance, Inc., as Agent and a Lender, the financial institutions who are or become parties thereto as Lenders, ALC Ohio, Inc., ALC Pennsylvania, Inc., ALC Iowa, Inc., ALC Nebraska, Inc. and ALC New Jersey, Inc., as Borrowers, and the parties who are or become Borrowers thereunder.

               10.2 Guaranty, dated as of February 20, 2001, by Assisted Living Concepts, Inc., for the benefit of Heller Healthcare Finance, Inc.

               99    Press Release, dated March 8, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSISTED LIVING CONCEPTS, INC.



                                        By:  /s/ Sandra Campbell
                                           ------------------------------
                                             Name:   Sandra Campbell
                                             Title:  Secretary

Date: March 9, 2001
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                                 EXHIBIT INDEX


EXHIBIT NO.         DOCUMENT DESCRIPTION

   10.1 Loan Agreement, dated as of February 20, 2001, among Heller Healthcare Finance, Inc., as Agent and a Lender, the financial institutions who are or become parties thereto as Lenders, ALC Ohio, Inc., ALC Pennsylvania, Inc., ALC Iowa, Inc., ALC Nebraska, Inc. and ALC New Jersey, Inc., as Borrowers, and the parties who are or become Borrowers thereunder.

   10.2 Guaranty, dated as of February 20, 2001, by Assisted Living Concepts, Inc., for the benefit of Heller Healthcare Finance, Inc.

   99               Press Release, dated March 8, 2001.